UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2016
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of Blonder Tongue Laboratories, Inc. (the “Company” ) was held on May 24, 2016.  On March 31, 2016, the record date for the Annual Meeting,  6,764,736 shares of the Company’s common stock were outstanding and entitled to one vote per share upon all matters submitted at the 2016 Annual Meeting.   The matters voted on at the 2016 Annual Meeting and the voting results for each matter are set forth below.

(i)           Election of Directors.  The following nominees were elected to serve as Class III directors of the Company, each to hold office for a three-year term to expire at the Company’s annual meeting of stockholders in 2019.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES

Charles E. Dietz	3,432,878	712,794	2,102,000
James F. Williams	3,412,478	733,194	2,102,000
James. H. Williams	3,410,978	734,694	2,102,000

(ii)           2016 Employee Equity Incentive Plan.  Stockholders approved a proposal to adopt and approve the Company’s 2016 Employee Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

3,262,111	871,561	12,000

(iii)           2016 Director Equity Incentive Plan.  Stockholders approved a proposal to adopt and approve the Company’s 2016 Director Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

2,999,661	899,011	247,000

(iv)           Issuance of Shares of Common Stock – NYSE MKT “Change of Control” Rule.  Stockholders approved a proposal to permit the issuance of shares of the Company’s common stock upon conversion of certain convertible indebtedness pursuant to the requirements of the NYSE MKT “Change of Control” Rule.

FOR	AGAINST	ABSTAIN

3,424,582	490,390	230,700

(v)           Issuance of Shares of Common Stock – NYSE MKT “Private Placement” Rule.  Stockholders approved a proposal to permit the issuance of shares of the Company’s common stock upon conversion of certain convertible indebtedness pursuant to the requirements of the NYSE MKT “Private Placement” Rule

FOR	AGAINST	ABSTAIN

3,656,182	488,790	700

(vi)           Advisory vote  on executive compensation. Stockholders passed an advisory resolution to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN

3,101,443	742,929	301,300

(vii)           Ratification of Independent Registered Public Accounting Firm. Stockholders approved a proposal to ratify the appointment of Marcum LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR	AGAINST	ABSTAIN

5,732,158	500,137	15,377

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By: /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: May 26, 2016